SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 15, 2004


	                   QUALITY DINING, INC.
---------------------------------------------------------
(Exact name of registrant as specified in its charter)


Indiana                    000-23420               35-1804902
---------------------------------------------------------------
(State or other          (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


                      4220 Edison Lakes Parkway
	                Mishawaka, Indiana      46545
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (574) 271-4600


	                       Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)





ITEM 12.	Results of Operations and Financial Condition


On September 15, 2004 the Registrant issued a press release that announced its third quarter results for fiscal 2004. A copy of the press release is attached hereto as Exhibit 99 and is furnished pursuant to Item 12.











SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 15, 2004

QUALITY DINING, INC.

/s/ John C. Firth
-----------------------------
John C. Firth
Executive Vice President and
General Counsel




Index of Exhibits


Exhibit No.               Description
-----------               -------------------------
99                        Press release issued September 15, 2004







Exhibit 99
------------------

FOR IMMEDIATE RELEASE	                   Contact: John C. Firth
                                           Executive Vice President
                                           and General Counsel
                                           (574) 243-6616


QUALITY DINING REPORTS THIRD QUARTER RESULTS

MISHAWAKA, Ind. (September 15, 2004) - Quality Dining, Inc. (NASDAQ/NM:QDIN) today announced total revenues of $56.9 million for the third quarter of fiscal 2004 versus $52.0 million during the same period in fiscal 2003. For the 40 weeks ended August 1, 2004, the Company reported total revenues of $173.2 million versus $166.9 million in the comparable period during fiscal 2003.

The Company reported net income of $1,236,000, or $0.12 per diluted share, for the third quarter of fiscal 2004 compared to a net loss of $133,000, or $0.01 per diluted share, for the same period in fiscal 2003. For the first 40 weeks of fiscal 2004, the Company reported net income of $1,769,000, or $0.17 per diluted share, compared to a net loss of $233,000, or $0.02 per diluted share, for the comparable period in fiscal 2003.

The  Company also reported that it has concluded that there was  an
error   in  the  calculation  of  the  weighted  average   shares
outstanding in the Company's financial statements for the sixteen weeks ended February 15, 2004 included in the Company's Form 10-Q for the quarterly period ended February 15, 2004, and the Company's financial statements for the twelve and twenty-eight weeks ended May 9, 2004 included in the Company's Form 10-Q for
the  quarterly  period  ended May 9,  2004.   The  error  in  the
calculation of weighted average shares outstanding had no impact on the Company's previously reported financial position or results of operations including net income but did affect the calculation of basic and diluted net income (loss) per share for each reporting period.

Specifically, the shares of the Company's common stock
held by an affiliated real estate entity should have been excluded from the calculation of weighted average shares outstanding in the Company's financial statements for the sixteen weeks ended February 15, 2004 and the twelve and the twenty-eight
weeks ended May 9, 2004.   The affiliated real estate entity
leases certain Burger King restaurants to the Company and is owned by the Company's Chairman and Chief Executive Officer. Beginning October 27, 2003, the Company has consolidated the affiliated real estate entity pursuant to the guidance in FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", as amended (FIN 46R). The Company appropriately reflected the common stock held by the affiliated real estate entity as treasury stock on its consolidated balance sheets at February 15, 2004 and May 9, 2004.

Accordingly, the Company will adjust the previously reported weighted average shares outstanding and resultant net income
(loss) per share data in its financial statements for the sixteen weeks ended February 15, 2004 and the twelve and twenty-eight weeks ended May 9, 2004, to reflect the proper weighted average shares outstanding and the proper basic and diluted net income
(loss)  per  share.   This  adjustment will  have  the  following
effect:

Sixteen Weeks Ended February 15, 2004
---------------------------------------------------
                                  As Restated       As Previously
                                                       Reported
                                 ------------      --------------
Basic net income per share:
      Continuing  operations        $    0.01             $  0.00
      Discontinued operations            0.02                0.02
                                      -------             -------
Basic  net  income  per  share      $    0.03             $  0.02
                                      =======             =======
Diluted net income per share:
     Continuing operations          $    0.01             $  0.00
     Discontinued operations             0.02                0.02

                                      -------             -------
Diluted net income per share          $  0.03             $  0.02
                                      =======             =======
Weighted average shares outstanding:
Basic                              10,163,000          11,311,000
Diluted                            10,195,000          11,343,000



Twelve Weeks Ended May 9, 2004
---------------------------------------------------
                                As Restated        As Previously
                                                      Reported
                                 ------------      --------------


Basic net income (loss) per share:
      Continuing  operations        $    0.11            $   0.10
      Discontinued operations           (0.09)              (0.08)
                                      -------             -------
Basic  net income (loss) per share  $    0.02            $   0.02
                                      =======             =======

Diluted net income (loss) per share:
    Continuing operations               $0.11            $   0.10
    Discontinued operations             (0.09)              (0.08)
                                      -------             -------
Diluted net income (loss) per share $    0.02            $   0.02
                                      =======             =======

Weighted average shares outstanding:
Basic                              10,163,000          11,311,000
Diluted                            10,189,000          11,337,000










Twenty-Eight Weeks Ended May 9, 2004
---------------------------------------------------

                                 As Restated       As Previously
                                                       Reported
                                 ------------      --------------


Basic net income (loss) per share:
      Continuing  operations          $  0.13             $  0.11
      Discontinued operations           (0.08)              (0.07)
                                      -------             -------
Basic net income (loss) per  share    $  0.05             $  0.04
                                      =======             =======

Diluted net income (loss) per share:
     Continuing  operations           $  0.13             $  0.11
     Discontinued operations            (0.08)              (0.07)
                                      -------             -------
Diluted net income (loss) per share   $  0.05             $  0.04
                                      =======             =======
Weighted average shares outstanding:
Basic                              10,163,000          11,311,000
Diluted                            10,193,000          11,341,000


Quality Dining owns the Grady's American Grill (R), Papa Vino's Italian Kitchen(TM) and Spageddies Italian Kitchen(TM) concepts and operates Burger King (R) restaurants and Chili's Grill & Bar (R) restaurants as a franchisee. As of September 15, 2004, the Company operates 124 Burger King restaurants, 39 Chili's Grill
& Bar restaurants, six Grady's American Grill restaurants, six Papa Vino's Italian Kitchen (TM) restaurants, three Spageddies
Italian Kitchen restaurants and one Porterhouse restaurant.

This  press  release  contains  and incorporates  forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's development plans and trends in the Company's operations and financial results. Forward-looking statements can be identified by the use of words such as "anticipates," "believes," "plans," "estimates," "expects," "intends," "may," and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that the Company will actually achieve the plans, intentions and expectations discussed in these forward-looking statements. Actual results may differ materially. Among the risks and uncertainties that could cause actual results to differ materially are the following: the availability and cost of suitable locations for new restaurants; the availability and cost of capital to the Company; the ability of the Company to develop and operate its restaurants; the ability of the Company to sustain sales and margins in the increasingly competitive environment; the hiring, training and retention of skilled corporate and restaurant management and other restaurant personnel; the integration and assimilation of acquired concepts; the overall success of the Company's franchisors; the ability to obtain the necessary government approvals and third-party consents; changes in governmental regulations, including increases in the minimum wage; the results of pending litigation; and weather and other acts of God. The Company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise. Quality Dining is not responsible for changes made to this document by wire services or Internet services.


















                                             Quality Dining, Inc.
                                        Unaudited Financial Highlights
                                   (In thousands, except per share amounts)

                                     12 Weeks  12 Weeks  40 Weeks  40 Weeks
                                      Ended      Ended     Ended     Ended
                                    August 1,  August 3, August 1, August 3,
                                       2004       2003      2004      2003
Revenues:                           -------    -------   -------   -------
Burger King                        $ 31,561   $ 27,851  $ 90,446  $ 87,244
Chili's Grill & Bar                  20,634     19,028    65,787    61,160
Italian Dining Division               3,581      3,864    12,473    13,671
Grady's American Grill                1,163      1,288     4,523     4,789
                                    -------    -------   -------   -------
Total revenues                       56,939     52,031   173,229   166,864
                                    -------    -------   -------   -------
Operating Expenses:
Restaurant Operating Expenses:
Food and beverage                    16,011     13,893    47,867    44,742
Payroll and benefits                 16,237     15,138    50,132    48,768
Depreciation and amortization         2,153      2,260     7,119     7,620
Other operating expenses             14,560     13,651    44,977    43,729
                                    -------    -------   -------   -------
Total restaurant operating expenses  48,961     44,942   150,095   144,859
                                    -------    -------   -------   -------
Income from restaurant operations     7,978      7,089    23,134    22,005
General and administrative            3,675      3,861    12,354    12,841
Trademark amortization                   25        100       144       302
                                    -------    -------   -------   -------
Operating income                      4,278      3,128    10,636     8,862
                                    -------    -------   -------   -------
Other income (expense):
Reocvery of note receivable               -          -         -     3,459
Interest expense                     (1,464)    (1,561)   (4,985)   (5,554)
Loss on sale of property and
  equipment                             (26)       (24)     (101)      (32)
Minority interest in earnings          (618)      (604)   (1,672)   (1,974)
Stock purchase expense                    -     (1,294)        -    (1,294)
Other income, net                        15        125       165       872
                                    -------    -------   -------   -------
Total other income (expense), net     (2,091)    (3,358)   (6,593)   (4,523)
                                    -------    -------   -------   -------
Income (loss) from continuing
  operations before income taxes      2,187       (230)    4,043     4,339
Income tax provision                    784        181     1,343       777
                                    -------    -------   -------   -------
Income (loss) from continuing
  operations                          1,403       (411)    2,700     3,562
Income (loss) from discontinued
  operations, net of tax               (167)       278      (931)   (3,795)
                                    -------    -------   -------   -------
Net income (loss)                   $ 1,236    $  (133)  $ 1,769   $  (233)
                                    -------    -------   -------   -------
Basic net income (loss) per share:
  Continuing operations                0.14      (0.04)     0.26      0.32
  Discontinued operations             (0.02)      0.03      (.09)    (0.34)
                                    -------    -------   -------   -------
Basic net income (loss) per share   $  0.12    $ (0.01)  $  0.17   $ (0.02)
                                    -------    -------   -------   -------
Diluted net income (loss) per share:
  Continuing operations                0.14      (0.04)     0.26      0.32
  Discontinued operations             (0.02)      0.03     (0.09)    (0.34)
                                    -------    -------   -------   -------
Diluted net income (loss) per share $  0.12    $ (0.01)  $  0.17   $ (0.02)
                                    -------    -------   -------   -------
Weighted average shares:
  Basic                              10,163     10,805    10,163    11,142
  Diluted                            10,212     10,805    10,212    11,156